Portfolio
Credit Suisse Strategic Income Fund
Security
Conduent Finance / Xerox Business Services
Date Purchased
11/22/2016
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.10%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Advancepierre Food Holdings
Date Purchased
12/2/2016
Price per Share
$100
Shares Purchased by the Portfolio
475
Total Principal Purchased by the
Portfolio
$475,000
% of Offering Purchased by the Portfolio
0.12%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Cheniere Corpus Christi HD
Date Purchased
12/5/2016
Price per Share
$100
Shares Purchased by the Portfolio
250
Total Principal Purchased by the
Portfolio
$250,000
% of Offering Purchased by the Portfolio
0.02%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
GTT Escrow Corp
Date Purchased
12/8/2016
Price per Share
$100
Shares Purchased by the Portfolio
225
Total Principal Purchased by the
Portfolio
$225,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Keybanc Capital Markets, Inc.
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Starwood Property Trust, Inc.
Date Purchased
12/9/2016
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.07%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Concho Resources Inc
Date Purchased
12/13/2016
Price per Share
$100
Shares Purchased by the Portfolio
375
Total Principal Purchased by the
Portfolio
$375,000
% of Offering Purchased by the Portfolio
0.06%
Broker
Banc of America Securities LLC
Member
Co-Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Flex Acquisition Co Inc
Date Purchased
1/11/2017
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Morgan Stanley & Co., Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Terex Corp
Date Purchased
1/17/2017
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Deutsche Bank Securities Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Radiate Holdco / Finance
Date Purchased
1/20/2017
Price per Share
$100
Shares Purchased by the Portfolio
550
Total Principal Purchased by the
Portfolio
$550,000
% of Offering Purchased by the Portfolio
0.14%
Broker
UBS AG
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Jacobs Entertainment, Inc.
Date Purchased
1/27/2017
Price per Share
$100
Shares Purchased by the Portfolio
450
Total Principal Purchased by the
Portfolio
$450,000
% of Offering Purchased by the Portfolio
0.13%
Broker
Wells Fargo
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Trinidad Drilling Ltd
Date Purchased
1/27/2017
Price per Share
$100
Shares Purchased by the Portfolio
225
Total Principal Purchased by the
Portfolio
$225,000
% of Offering Purchased by the Portfolio
0.06%
Broker
RBC Capital Markets
Member
Co-Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Vertiv Intermediate Holding Corp
Date Purchased
2/6/2017
Price per Share
$98
Shares Purchased by the Portfolio
350
Total Principal Purchased by the
Portfolio
$343,000
% of Offering Purchased by the Portfolio
0.07%
Broker
Banc of America Securities LLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Post Holdings Inc
Date Purchased
2/6/2017
Price per Share
$100
Shares Purchased by the Portfolio
600
Total Principal Purchased by the
Portfolio
$600,000
% of Offering Purchased by the Portfolio
0.06%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Peabody Sec Fin Corp
Date Purchased
2/8/2017
Price per Share
$100
Shares Purchased by the Portfolio
700
Total Principal Purchased by the
Portfolio
$700,000
% of Offering Purchased by the Portfolio
0.14%
Broker
Goldman Sachs Bank (Europe) PLC
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
LPL Holdings Inc
Date Purchased
3/3/2017
Price per Share
$100
Shares Purchased by the Portfolio
800
Total Principal Purchased by the
Portfolio
$850,000
% of Offering Purchased by the Portfolio
0.17%
Broker
Morgan Stanley & Co., Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Howard Hughes Corp
Date Purchased
3/3/2017
Price per Share
$100
Shares Purchased by the Portfolio
600
Total Principal Purchased by the
Portfolio
$600,000
% of Offering Purchased by the Portfolio
0.08%
Broker
JPMorgan Chase Bank, N.A.
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
CHS/Community Health Systems, Inc.
Date Purchased
3/7/2017
Price per Share
$100
Shares Purchased by the Portfolio
720
Total Principal Purchased by the
Portfolio
$720,000
% of Offering Purchased by the Portfolio
0.03%
Broker
Deutsche Bank Securities Inc
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
B&G Foods Inc
Date Purchased
3/29/2017
Price per Share
$100
Shares Purchased by the Portfolio
400
Total Principal Purchased by the
Portfolio
$400,000
% of Offering Purchased by the Portfolio
0.08%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager


Portfolio
Credit Suisse Strategic Income Fund
Security
Tempo Acquisition LLC
Date Purchased
4/20/2017
Price per Share
$100
Shares Purchased by the Portfolio
500
Total Principal Purchased by the
Portfolio
$500,000
% of Offering Purchased by the Portfolio
0.10%
Broker
Barclays Capital Inc. (NY)
Member
Joint Lead Manager